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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

  1924 Pearman Dairy Road Anderson, South Carolina             29625
      (Address of principal executive offices)              (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On October 11, 2006, the board of directors of Hampshire Group, Limited (the "Company") granted a special bonus to Jeffrey Meier, the Company's Senior Vice President Global Sourcing, in the amount of $60,000. The bonus was granted in order to enable Mr. Meier to repay an advance made by Ludwig Kuttner, the Company's former Chief Executive Officer, to Mr. Meier in anticipation of a bonus payable to Mr. Meier by the Company.

Also, as of October 13, 2006, the Company entered into a Waiver to Credit Agreement (the "Waiver") pursuant to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005 and August 8, 2006, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein (the "Banks") pursuant to which the Banks and the Company agreed, in consideration for $50,000 and the payment of the Agents legal fees and expenses, to postpone to December 31, 2006 the requirement to deliver to the Banks the Company's financial statements for the quarters ended July 1, 2006 and September 30, 2006. The Company also agreed to provide certain financial information regarding the operations of the Company to the Banks.

The Waiver is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Shell Company Transactions.

     None.

(d) Exhibits.

     10.1 Waiver to Credit Agreement, dated as of October 13, 2006, pursuant to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005 and August 8, 2006, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By: /s/ Heath L. Golden
                                       -----------------------------------------
                                       Name: Heath L. Golden
                                       Title: Vice President and General Counsel


Dated: October 13, 2006


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